UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)

                 OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):
                              April 4, 2007

                      EMPIRE PETROLEUM CORPORATION


        (Exact name of registrant as specified in its charter)


        Delaware                   001-16653              73-1238709
(State or other jurisdiction  (Commission file Number) (IRS Employer
of Incorporation)                                      Identification No.)

      8801 S. Yale, Suite 120                      74137-3575
(Address of principal executive office)            (Zip Code)

                                 (918) 488-8068
              (Registrant's telephone number, including area code)

                                 Not Applicable
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     The Registrant completed a private placement to 9 accredited investors on April 4, 2007, of 5,000,000 shares of its common stock, par value $0.001 per share, along with warrants to purchase up to 1,250,500 shares of the company's common stock at an exercise price of $0.50 for an aggregate purchase price of $1,000,000. Subject to certain provisions regarding early termination, the warrants may be exercised at any time from the date of issuance until one year after the date of issuance. The material terms and conditions applicable to the purchase and sale of the common stock and the warrants are set forth in the form of the securities purchase agreement included as an exhibit to this Current Report on Form 8-K.

     The offers and sales related to the securities described above were not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that act provided by section 4(2) thereof and Regulation D promulgated by the Securities and Exchange Commission thereunder. Each of the 9 investors in the private placement is a sophisticated accredited investor with the experience and expertise to evaluate the merits and risks of an investment in the Registrant's securities and the financial means to bear the risks of such an investment.
In addition, each investor was provided access to all of the material information regarding the Registrant that such investor would have received if the offer and sale of the securities had been registered.

Item 9.01.  Financial Statements and Exhibits

     (c) The following exhibits are furnished herewith:

Exhibit No.  Description

     10.1    Form of Securities Purchase Agreement


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  EMPIRE PETROLEUM CORPORATION

Date: April 10, 2007                          By: /s/ Albert E. Whitehead
                                                   Albert E. Whitehead
                                                   Chief Executive Officer

                             EXHIBIT INDEX

Exhibit No.  Description

     10.1    Form of Securities Purchase Agreement


Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

                          EMPIRE PETROLEUM CORPORATION
                             8801 S. Yale, Suite 120
                              Tulsa, Oklahoma 74137

                                April       , 2007


TO:	[Name and address of Investor]


     The undersigned, Empire Petroleum Corporation, a Delaware corporation (the "Company"), hereby agrees with you as follows, effective as of the date above written:

1.   Authorization and Sale of the Securities.

     1.1 Authorization. The Company represents that it has authorized the issuance to you pursuant to the terms and conditions hereof of:

     (a) ____________ shares of its common stock, par value $0.001 per share ("Common Stock"); and

     (b) a warrant (the "Warrant") to purchase shares of the Company's Common Stock ("Warrant Shares") in accordance with the terms set forth in the form of the Common Share Warrant Certificate attached hereto as Exhibit A.

The shares of Common Stock and Warrant to be purchased pursuant to the terms of this Agreement are collectively referred to herein as the "Securities."

     1.2 Sale. Subject to the terms and conditions hereof, on the Purchase Date (defined below), the Company shall issue and sell to you and you shall purchase from the Company, the Securities for an aggregate purchase price of $_______________ (the "Purchase Price").

2.    Payment of Purchase Price; Delivery.

      Upon the execution of this Agreement, you shall deliver to the Company wire funds or a check payable to the Company in the amount of the Purchase Price. Upon receipt of the Purchase Price from you (the "Purchase Date"), the Company shall promptly issue and deliver to you the Securities.

3.    Representations and Warranties of the Company.

      The Company hereby represents and warrants to you as follows:

      3.1 Organization and Standing; Articles and Bylaws. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company is qualified, licensed or domesticated as a foreign corporation in all jurisdictions where the nature of its business conducted or the character of its properties owned or leased makes such qualification, licensing or domestication necessary at this time except in those jurisdictions where the failure to be so qualified or licensed and in good standing does not and will not have a materially adverse effect on the Company, the conduct of its business or the ownership or operation of its properties. The Company has furnished you with copies of its Certificate of Incorporation and Bylaws. Said copies are true, correct and complete and contain all amendments through the date of this Agreement.

     3.2 Corporate Power. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company has now, and will have at the Purchase Date, all requisite legal and corporate power to enter into this Agreement, to sell the Securities hereunder, and to carry out and perform its obligations under the terms of this Agreement.

     3.3 Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $0.001 per share. There are issued and outstanding approximately 50,080,190 shares of common stock. The issued and outstanding shares of common stock are fully paid and nonassessable. Except as disclosed in the Disclosure Materials (as defined in Section 4.1 below), there are no outstanding options, warrants or other rights, including preemptive rights, entitling the holder thereof to purchase or acquire shares of common stock of the Company.

     3.4     Authorization.

            (a) All corporate action on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Securities pursuant hereto and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Purchase Date. This Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

            (b) The Securities, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that such Securities and the Warrant Shares will be subject to restrictions on transfer under state and/or federal securities laws, and as may be required by future changes in such laws.

            (c) No shareholder of the Company has any right of first refusal or any preemptive rights in connection with the issuance of the Securities or of any other capital stock of the Company.

     3.5 Compliance with Instruments. The Company is not in violation of any terms of its Certificate of Incorporation or Bylaws, or, to the knowledge of the Company, any judgment, decree or order applicable to it. The execution, delivery and performance by the Company of this Agreement, and the issuance and sale of the Securities pursuant hereto, will not result in any such violation or be in conflict with or constitute a default under any such term, or cause the acceleration of maturity of any loan or material obligation to which the Company is a party or by which it is bound or with respect to which it is an obligor or guarantor, or result in the creation or imposition of any material lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or, to the knowledge of the Company, give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the material properties, assets, business or agreements of the Company.

     3.6 Litigation, etc. Except as described in the Disclosure Materials, there are no actions, proceedings or, to the knowledge of the Company, investigations pending which might result in any material adverse change in the business, prospects, conditions, affairs or operations of the Company or in any of its properties or assets, or in any impairment of the right or ability of the Company to carry on its business as proposed to be conducted, or in any material liability on the part of the Company, or which question the validity of this Agreement or any action taken or to be taken in connection herewith.

     3.7 Governmental Consent, etc. Except as may be required in connection with any filings required under the federal securities laws and/or the securities laws of any state due to the offer and sale of the Securities pursuant to this Agreement, no consent, approval or authorization of, or designation, declaration or filing with, any governmental unit is required on the part of the Company in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Securities or the consummation of any other transaction contemplated hereby.

     3.8 Securities Registration and Filings. The outstanding shares of the Company's Common Stock are registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has filed all reports required by Section 13 or 15(d) of the Exchange Act during the last two fiscal years. All of such reports were, at the time they were filed, complete and accurate in all material respects and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.


4. Representations and Warranties of Purchaser and Restrictions on Transfer Imposed by the Securities Act.

     4.1 Representations and Warranties by Purchaser. You represent and warrant to the Company as follows:

            (a) The Company has provided to you: a copy of the Company's Annual Report on Form 10-KSB for year ended December 31, 2005, and Company's Quarterly Report on Form 10-QSB for quarter ended September 30, 2006. The said materials are referred to herein collectively as the "Disclosure Materials."

            (b) You are experienced in evaluating and investing in companies such as the Company. Further, you understand that the Securities purchased hereby are of a highly speculative nature and could result in the loss of your entire investment.

            (c) You have been furnished by the Company with all information requested concerning the proposed operations, affairs and current financial condition of the Company. Such information and access have been available to the extent you consider necessary and advisable in making an intelligent investment decision. In addition, you have received and reviewed copies of the Disclosure Materials and have had the opportunity to discuss the Company's business, management and financial affairs with its Chief Executive Officer. You understand that such discussions, as well as the Disclosure Materials and any other written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

            (d) The Securities to be acquired by you will be acquired, solely for your account, for investment purposes only and not with a view to the resale or distribution thereof, are not being purchased for subdivision or fractionalization thereof, and you have no contract, undertaking, agreement or arrangement with any person to sell or transfer such Securities to any person and do not intend to enter into such contract or arrangement.

            (e) You understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), nor are they registered or qualified under the blue sky or securities laws of any state, by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Sections 3(b) or 4(2) of the Securities Act and available exemptions from the registration requirements of any applicable state securities laws. You further understand that the Securities must be held by you indefinitely and you must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

            (f) You have the full right, power and authority to enter into and perform this Agreement, and this Agreement constitutes a legal, valid and binding obligation upon you except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

            (g) You are able to bear the full economic risk of your investment in the Securities, including the risk of a total loss of your investment in connection therewith. You are an accredited investor as that term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission (the "SEC").

            (h) You were not offered the Securities by means of general solicitations, publicly disseminated advertisements or sales literature.


     4.2 Legends. Each instrument representing the Securities and the Warrant Shares shall be endorsed with the legend set forth below:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES ACT, OR
(II) THE COMPANY SHALL HAVE BEEN FURNISHED AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER ANY OF SUCH ACTS.

In addition, each instrument representing the Securities and the Warrant Shares shall be endorsed with any other legend required by any state securities laws. The Company need not register a transfer of legended Securities and the Warrant Shares, and may also instruct its transfer agent not to register the transfer of the Securities and the Warrant Shares, unless one of the conditions specified in each of the foregoing legends is satisfied.

5.     Indemnification by Purchaser.

       You acknowledge and understand that the Company has agreed to offer and sell the Securities to you based upon the representations and warranties made by you in this Agreement, and you hereby agree to indemnify the Company and to hold the Company and its incorporators, officers, directors and professional advisors harmless against all liability, costs or expenses (including attorneys' fees) arising by reason of or in connection with any isrepresentation or any breach of such representations and warranties by you, or arising as a result of the sale or distribution of any Securities by you in violation of the Securities Act or other applicable law.

6.     Incidental Registration Rights.

       6.1  Filing of Registration Statement.

            (a) If the Company at any time proposes to register the offer and sale, for its own account or the account of another person or entity, of any of its common stock (an "Incidental Registration") under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms thereto), pursuant to an underwritten public offering (a "Public Offering"), it will at each such time give prompt written notice to you of its intention to do so, which notice shall be given at least 30 days prior to the date that a registration statement relating to such registration is proposed to be filed with the SEC. Upon your written request (which request shall (i) be made within 15 days after the receipt of any such notice, and (ii) specify the number of shares of Common Stock and/or Warrant Shares you desire to be covered by the Incidental Registration (the "Registrable Securities")), the Company will use its reasonable efforts to effect the registration of all Registrable Securities that the Company has been so requested to register by you; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason to terminate such registration statement and not to register the offer and sale of such securities, the Company may, at its election, give written notice of such determination to you and, thereupon, shall be relieved of its obligation to register any such Registrable
Securities in connection with such registration.

            (b) Notice of the Company's intention to register the offer and sale of such securities shall designate the proposed underwriters of such Public Offering and shall contain the Company's agreement to use its reasonable efforts, if requested to do so, to arrange for such underwriters to include in such underwriting the Registrable Securities that the Company has been so requested to sell pursuant to Section 6.1(a), it being understood that you shall have no right to select different underwriters for the disposition of your Registrable Securities.

            (c) If the managing underwriter for the Public Offering contemplated by this Section 6.1 shall advise the Company that, in such underwriter's opinion, the number of securities requested to be included in such Incidental Registration would adversely affect the Public Offering and sale (including pricing) of such securities, the Company shall include in such Incidental Registration the number of securities that the Company is so advised can be sold in such Public Offering, in the following amounts and order of priority:

            (i) first, securities proposed to be sold by the Company for its own account and/or the account of any other person or entity referred to in Section 6.1(a); and

            (ii) second, the Registrable Securities requested to be registered by you and any other person or entity to which the Company has granted incidental registration rights, proportionately reduced to avoid such adverse result as requested by such managing underwriter.

     6.2    Obligations of Company Relating to the Incidental Registration
Statement.

            (a) Following the filing of a registration statement in connection with an Incidental Registration that covers any Registrable Shares held by you in accordance with Section 6.1 above ("Incidental Registration Statement"), the Company agrees to notify you as soon as practicable after it becomes aware that Incidental Registration Statement has become effective or any supplement to any prospectus forming part of the Incidental Registration Statement has been filed.

            (b) As soon as practicable after the effective date of the Incidental Registration Statement, the Company shall furnish you with such numbers of copies of the Incidental Registration Statement and the related prospectus as you may from time to time reasonably request.

            (c) If, during the period when the Incidental Registration Statement is effective, any event occurs as a result of which the prospectus included in the Incidental Registration Statement would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, not misleading, or it shall be necessary to amend or supplement such prospectus to comply with applicable law, the Company will notify you thereof and upon your request: (i) prepare and file under the Securities Act such amendments and supplements as may be reasonably necessary to keep available a prospectus covering the Registrable Securities meeting the requirements of the Securities Act; and (ii) furnish to you such numbers of copies of the Incidental Registration Statement and prospectus, as amended or supplemented, as may reasonably be requested from time to time.

            (d) The Company agrees to notify you promptly of any request by the SEC for the amendment or supplementation of the Incidental Registration Statement or prospectus, or for additional information.

            (e) The Company shall use reasonable efforts to prepare and file with the SEC promptly upon your reasonable request any amendment of, or supplement to, the Incidental Registration Statement or prospectus relating to information respecting you that, in the opinion of your counsel, may be necessary or advisable in connection with the distribution of the Registrable Securities owned by you and covered by the Incidental Registration Statement.

            (f) In the event that the Company receives notice or obtains knowledge of the issuance of a stop order by the SEC suspending the effectiveness of the Incidental Registration Statement or of the initiation or threat of any proceeding for that purpose, the Company shall promptly advise you of such circumstances and shall use reasonable efforts to prevent the issuance of any stop order and to obtain the withdrawal of any stop order in the event that one is issued.

     6.3 Obligations of Purchaser Relating to the Incidental Registration Statement.

            (a) You shall furnish to the Company such information as may be reasonably requested by the Company in connection with the preparation and filing of the Incidental Registration Statement, any prospectus contained in the Incidental Registration Statement and any amendment thereof or supplement thereto.

            (b) You will cooperate with the Company as reasonably requested by the Company in connection with causing the Incidental Registration Statement to become and remain effective.

            (c) You agree that at any time and from time to time the Company may suspend your use of any prospectus contained in the Incidental Registration Statement by providing written notice to you that an event has occurred and is continuing as a result of which the Incidental Registration Statement would, in the Company's judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     6.4    Indemnification Relating to the Incidental Registration Statement.

            (a) The Company agrees that it will: (i) indemnify and hold harmless you in connection with any losses, claims, damages, expenses or liabilities to which you become subject, whether under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) are caused by (A) any untrue statement or alleged untrue statement of any material fact contained in the Incidental Registration Statement, any prospectus contained therein, any amendment thereof or supplement thereto or any documents incorporated by reference into any of the foregoing; or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) reimburse you for any legal or other expenses reasonably incurred by you in connection with investigating or defending any such loss, claim, damage, expense, liability or action arising under clause (i) of this Section 6.4(a); provided, however, the Company will not be liable under clauses (i) or (ii) of this Section 6.4(a) to the extent that any such loss, claim, damage, expense or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission, or alleged omission, made in reliance upon, and in conformity with, written information furnished by you specifically for use in the preparation of the Incidental Registration Statement or prospectus contained therein or amendment thereof or supplement thereto, or is attributable your failure to carry out your obligations under this Agreement.

            (b) You agree that you will: (i) indemnify and hold harmless the Company, each of its directors and officers who have signed the Incidental Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities (or actions in respect thereof) caused by (A) any untrue statement or alleged untrue statement of any material fact contained in the Incidental Registration Statement, any prospectus contained in the Incidental Registration Statement, or any amendment thereof or supplement thereto; or (B) any omission or alleged omission to state a material fact required to be stated therein, or necessary to make the statement contained therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission, or alleged omission, was so made in reliance upon, and in conformity with, written information furnished by you specifically for use in the preparation of the Incidental Registration Statement or prospectus contained therein or amendment thereof or supplement thereto, or is attributable your failure to carry out your obligations under this Agreement; and (ii) reimburse any legal and other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, expense, liability or action.

            (c) Any party seeking to be indemnified under the provisions of this Section 6.4 shall give the indemnifying party prompt written notice of any loss, claim, damage, expense, liability or action subject to this Section 6.4 and shall, to the extent the indemnified party is not adversely affected, cooperate fully with the indemnifying party in defense and settlement of said loss, claim, damage, expense, liability or action. The indemnifying party shall not have the right to settle any such loss, claim, damage, expense, liability or action without the written consent of the indemnified party, which consent shall not be unreasonably withheld. In the event of the assumption of the defense by an indemnifying party, such indemnifying party shall not be liable for any further legal or other expenses subsequently incurred by the indemnified party in connection with such defense unless otherwise provided herein; provided, however, the indemnified party shall have the right to participate in such defense, at its own cost. If an indemnifying party refuses or fails at any time to defend an indemnified party against any loss, claim, damage, expense, liability or action pursuant to this Section 6.4, the indemnified party shall have the right to undertake the defense and to compromise or settle such loss, claim, damage, expense, liability or action on behalf of, for the account of and at the risk of such indemnifying party.

7.   Miscellaneous.

     7.1 Successors and Assigns. All the provisions of this Agreement by or for the benefit of the parties shall bind and inure to the benefit of respective successors and permitted assigns of each party.

     7.2 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to you, at your address set forth on the first page hereof, or at such other address as you shall have furnished to the Company in writing, or (b) if to the Company, at its address set forth on the first page hereof, or at such other address as the Company shall have furnished to you in writing in accordance with this Section 7.2.

     7.3 Waivers; Amendments. Any provision of this Agreement may be amended or modified with (but only with) the written consent of the Company and you. Any amendment, modification or waiver effected in compliance with this
Section 7.3 shall be binding upon the Company and you. No failure or delay of the Company or you in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereon or the exercise of any other right or power. The rights and remedies of the Company and you hereunder are cumulative and not exclusive of any rights or remedies which each would otherwise have.

     7.4 Separability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     7.5 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the state of Oklahoma without regard to principles of conflicts of law, except as otherwise required by mandatory provisions of law.

     7.6 Section Headings. The section headings used herein are for convenience of reference only and shall not be construed in any way to affect the interpretation of any provisions of this Agreement.

     7.7 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof and thereof.

     7.8 Finder's Fees. Each of the Company and you (i) represent and warrant to the other that no finder or broker has been retained by it or you in connection with the transactions contemplated by this Agreement and (ii) each hereby agrees to indemnify and to hold the other, and its respective officers, directors and controlling persons, harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which it, or any of its employees or representatives, are responsible.

     7.9 Other Documents. The parties to this Agreement shall in good faith execute such other and further instruments, assignments or documents as may be necessary or advisable to carry out the transactions contemplated by this Agreement.

     7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and which shall become effective when there exist copies signed by the Company and by you.


[Signatures on Next Page]



     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives effective as of the date set forth on the first page hereof.


						EMPIRE PETROLEUM CORPORATION



						By:   /s/ Albert E. Whitehead
						      Albert E. Whitehead, Chief Executive
                                                        Officer



	Accepted and agreed to this ______ day of April, 2007.


						BUYER _______________________________


						By:	_______________________________
						Name: _______________________________
                                    Title:_______________________________